NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
                           CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                                         In thousands of dollars

                                                               THREE MONTHS ENDED            YEAR ENDED
                                                                   DECEMBER 31,             DECEMBER 31,
                                                              1999           1998        1999         1998
                                                        -------------------------------------------------------
OPERATING REVENUES:
Electric . . . . . . . . . . . . . . . . . . . . . . .  $   796,537   $     755,096   $3,247,757   $3,261,144
Gas. . . . . . . . . . . . . . . . . . . . . . . . . .      137,025         131,336      579,583      565,229
------------------------------------------------------  ------------  --------------  -----------  -----------
                                                            933,562         886,432    3,827,340    3,826,373
                                                        ------------  --------------  -----------  -----------
OPERATING EXPENSES:
Electricity purchased:
     Independent power producers . . . . . . . . . . .       96,435         105,082      431,623      880,016
     Hydro/Fossil power purchase agreements. . . . . .       55,362               -      125,328            -
     Other . . . . . . . . . . . . . . . . . . . . . .       79,455          30,232      250,087      121,975
                                                        ------------  --------------  -----------  -----------
                                                            231,252         135,314      807,038    1,001,991
Fuel for electric generation . . . . . . . . . . . . .       32,474          61,549      189,657      239,982
Gas purchased. . . . . . . . . . . . . . . . . . . . .       68,291          55,769      266,723      272,141
Other operation and maintenance expenses . . . . . . .      247,176         240,011      889,100      937,798
PowerChoice charge . . . . . . . . . . . . . . . . . .            -               -            -      263,227
Amortization of MRA regulatory asset . . . . . . . . .       96,625          96,649      386,499      128,833
Depreciation and amortization. . . . . . . . . . . . .       76,675          90,877      344,930      355,417
Other taxes. . . . . . . . . . . . . . . . . . . . . .       85,272         103,000      411,842      459,961
------------------------------------------------------  ------------  --------------  -----------  -----------
                                                            837,765         783,169    3,295,789    3,659,350
                                                        ------------  --------------  -----------  -----------

OPERATING INCOME . . . . . . . . . . . . . . . . . . .       95,797         103,263      531,551      167,023

Allowance for other funds used during construction . .        1,116           2,337        5,366        8,626
Other income (deductions). . . . . . . . . . . . . . .       (3,834)         (7,355)     (11,048)      33,976
------------------------------------------------------  ------------  --------------  -----------  -----------
INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . .       93,079          98,245      525,869      209,625

Allowance for borrowed funds used during construction.       (1,609)         (2,842)      (7,252)     (10,228)
Interest charges . . . . . . . . . . . . . . . . . . .      108,953         134,911      492,492      407,406
------------------------------------------------------  ------------  --------------  -----------  -----------
INCOME (LOSS) BEFORE FEDERAL & FOREIGN
     INCOME TAXES. . . . . . . . . . . . . . . . . . .      (14,265)        (33,824)      40,629     (187,553)

Federal & foreign income taxes . . . . . . . . . . . .       (3,454)        (16,391)      18,883      (66,728)
------------------------------------------------------  ------------  --------------  -----------  -----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM. . . . . . . .      (10,811)        (17,433)      21,746     (120,825)

Extraordinary item - loss from the extinguishment
     of debt, net of income taxes of $12,819 . . . . .            -               -      (23,807)           -
------------------------------------------------------  ------------  --------------  -----------  -----------
NET LOSS . . . . . . . . . . . . . . . . . . . . . . .      (10,811)        (17,433)      (2,061)    (120,825)

Dividends on preferred stock . . . . . . . . . . . . .        9,769           9,024       36,808       36,555
------------------------------------------------------  ------------  --------------  -----------  -----------
BALANCE AVAILABLE FOR COMMON STOCK . . . . . . . . . .  $   (20,580)  $     (26,457)  $  (38,869)  $ (157,380)
------------------------------------------------------  ============  ==============  ===========  ===========

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NOTES:

- The above information is not given in connection with any sale or offer to sell or buy any stock or security.

- The Company files periodic reports pursuant to the Securities Exchange Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.